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                                                                   EXHIBIT 23.01


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated March 8, 1996 of Galt Technologies, Inc., which report is included in this Form 8-KA Amendment No. 1.







                                                         /s/ ERNST & YOUNG LLP


Palo Alto, California
November 15, 1996